SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Jul. 31, 2013	Oct. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
11.	SUBSEQUENT EVENT

The Company filed a lawsuit on September 11, 2013 against Dot Hill Systems Corp. (“Dot Hill”) alleging patent infringement and breach of the Amended Settlement and License Agreement dated June 27, 2006 between Crossroads and Dot Hill.

16. SUBSEQUENT EVENT

The Company filed a lawsuit in November 2012 against Addonics, Inc. in a lawsuit Crossroads Systems, Inc. v. Addonics Technologies, Inc.; Civil Action No. 1:12-CV-1090-SS  (W.D. Tex – Austin Division) alleging infringement by the defendants of U.S. Patent Nos. 6,425,035 and 7,934,041.    The defendant has been served with the complaint and is required to answer the complaint on or before February 8, 2013.

On January 24, 2013 the Company amended and restated its loan and security agreement.  The Company’s Line of Credit and the Company’s Term Loan, referred to in Note 9, were combined under one agreement.  Under the agreement, during any time during which the Company’s net cash is greater than $2 million, referred to as a “Streamline Period,” the bank will make advances, under the line of credit, not exceeding the lesser of $4 million or the amount available under the borrowing base minus the outstanding principal balance of any advances.  Outstanding advances accrue interest during any Streamline Period at a per annum rate equal to the prime rate determined under the agreement plus 0.25%, and during any Non-Streamline Period, a per annum rate equal to the prime rate plus 2.95%.  In addition, financed receivables under the agreement are subject to additional finance charges equal to the applicable rate of interest for each day it is outstanding multiplied by the outstanding gross face amount of the financed receivable.  The agreement will terminate and all obligations with respect to advances outstanding under the agreement will be due and payable in full on December 26, 2013.